Exhibit 10.3

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Agreement”), dated as of June 30, 2015 and, by and between, APPLIED OPTOELECTRONICS, INC., a Delaware corporation (the “Borrower”) and each Additional Grantor that may become a party hereto after the date hereof (each of the Borrower and each Additional Grantor being a “Grantor” and collectively the “Grantors”) and EAST WEST BANK, as Agent for and representative of the Lender Parties (in such capacity, the “Agent”). If there are no Guarantors that are party to this Agreement, the term “Grantors” shall refer only to the Borrower.

WHEREAS, the Grantor has granted a security interest in and continuing Lien on the Collateral (including the patents subject of this Agreement) to the Agent pursuant to the Security Agreement, and desires to enter into this Agreement for purposes of affirming such grant to the Agent, and providing a short-form medium to facilitate the recording of such security interest in the applicable governmental offices.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

Section 1. Affirmation and Grant of Security. The Grantor hereby affirms its grant to the Agent of, and grants to the Agent, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the patents listed on Schedule I to secure the Secured Obligations.

Section 2. Recordation. The Grantor authorizes and requests that the Commissioner of Patents and Trademarks and any other applicable government officer record this Agreement.

Section 3. Grants, Rights and Remedies. This Agreement has been entered into in conjunction with the provisions of the Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

Section 4. Miscellaneous. The Grantor agrees that neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the Grantor has caused this Patent Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

APPLIED OPTOELECTRONICS, INC.

By: /s/ Stefan J. Murry
Name: Stefan J. Murry
Title: CFO and Chief Strategy Officer

(Signature Page to Patent Security Agreement)

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SCHEDULE I

ISSUED PATENTS

Patent No.	Country	Title	Issue Date
8,995,484	USA	Temperature controlled multi-channel transmitter optical subassembly and optical transceiver module including same	03-31-2015
8,831,433	USA	Temperature controlled multi-channel transmitter optical subassembly and optical transceiver module including same	09-09-2014
8,891,974	USA	Distortion compensation circuit including tunable phase path	11-18-2014
8,805,191	USA	Optical transceiver including optical fiber coupling assembly to increase usable channel wavelengths	08-12-2014
8,655,183	USA	Optical transceiver that maintains a bend diameter of an internal optical fiber and method of assembling same	02-18-2014
9,002,214	USA	Wavelength-selectable laser device and apparatus and system including same	04-07-2015
8,818,208	USA	Laser mux assembly for providing a selected wavelength	08-26-2014
8,606,116	USA	System and method for distortion compensation in response to frequency detection	12-10-2013
8,670,675	USA	System and method for distortion compensation including configureable delay	03-11-2014
8,718,489	USA	Distortion compensation circuit including one or more phase invertible distortion paths	05-06-2014
8,899,846	USA	Receptacle diplexer	12-02-2014
8,320,773	USA	Reducing cross-modulation in multichannel modulated optical systems	11-27-2012
8,091,876	USA	Fixture for securing optoelectronic packages for wire and/or component bonding	01-10-2012
8,045,164	USA	Position finding system and method for use in aligning laser device with an optical fiber	10-25-2011

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8,406,631	USA	Network timing	03-26-2013
7,978,985	USA	Clipping correction system and method for correcting clipped signals in a receiver	07-12-2011
8,165,474	USA	Reducing cross modulation in multichannel modulated optical systems with anti-clipping	04-24-2012
8,787,772	USA	Laser package including semiconductor laser and memory device for storing laser parameters	07-22-2014
8,073,340	USA	Distortion compensation circuit including one or more phase invertible distortion paths	12-06-2011
8,121,493	USA	Distortion compensation circuit and method based on orders of time dependent series of distortion signal	02-21-2012
7,766,686	USA	Pluggable form factor release mechanism	08-03-2010
8,121,170	USA	Gain-coupled distributed feedback semiconductor laser including first-order and second-order gratings	02-21-2012
7,925,170	USA	Predistortion circuit including distortion generator diodes with adjustable diode bias	04-12-2011
7,573,923	USA	Laser drive circuit and method providing high limit clipping corresponding to low limit clipping in a laser	08-11-2009
8,358,937	USA	Systems and methods for reducing clipping in multichannel modulated optical systems	01-22-2013
8,165,475	USA	Systems and methods for reducing clipping in multichannel modulated optical systems	04-24-2012
7,627,012	USA	Distributed feedback semiconductor laser including wavelength monitoring section	12-01-2009
7,542,503	USA	Distributed feedback laser with improved optical field uniformity and mode stability	06-02-2009
7,478,955	USA	Modular laser package system	01-20-2009
7,010,013	USA	Assembly with tapered, threaded ferrule housing for improved alignment of fiber with laser	03-07-2006
6,859,481	USA	Optically-pumped multiple-quantum well active region with improved distribution of optical pumping power	02-22-2005
6,652,707	USA	Method and apparatus for demounting workpieces from adhesive film	11-25-2003
6,795,478	USA	VCSEL with antiguide current confinement layer	09-21-2004

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7,026,178	USA	Method for fabricating a VCSEL with ion-implanted current-confinement structure	04-11-2006
6,697,413	USA	Tunable vertical-cavity surface-emitting laser with tuning junction	02-24-2004
6,788,466	USA	Multiple reflectivity band reflector	09-07-2004
6,763,053	USA	Laser having multiple reflectivity band reflector	07-13-2004
6,765,939	USA	Multiple reflectivity band reflector with non-uniform profile and laser system employing same for laser wavelength monitoring	07-20-2004
6,735,224	USA	Planar lightwave circuit for conditioning tunable laser output	05-11-2004
6,763,046	USA	Method and system employing multiple reflectivity band reflector for laser wavelength monitoring	07-13-2004
6,611,543	USA	Vertical-cavity surface-emitting laser with metal mirror and method of fabrication of same	08-26-2003
6,549,556	USA	Vertical-cavity surface-emitting laser with bottom dielectric distributed bragg reflector	04-15-2003
8,126,329	USA	Quad-port optical module with pass-through and add/drop configuration	02-28-2012
7,519,260	USA	Coaxial optoelectronic device separation apparatus and method	04-14-2009
8,079,222	USA	Thermoelectric cooler controller	12-20-2011
8,055,138	USA	Photosensor operating point	11-08-2011
7,583,719	USA	Complex-coupled distributed feedback semiconductor laser	09-01-2009
7,468,286	USA	System and method for securing optoelectronic packages for mounting components at a mounting angle	12-23-2008
6,263,002	USA	Tunable fiber fabry-perot surface-emitting lasers	07-17-2001
6,736,550	USA	Housing for passively aligning an optical fiber with a lens	05-18-2004
6,608,855	USA	Single-mode DBR laser with improved phase-shift section	08-19-2003
6,669,367	USA	Optical fiber with mirror for semiconductor laser	12-30-2003
6,724,796	USA	Modified distributed bragg reflector (DBR) for vertical cavity surface-emitting laser (VCSEL) resonant wavelength tuning sensitivity control	04-20-2004
6,560,265	USA	Method and apparatus for polarizing light in a VCSEL	05-06-2003

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6,636,544	USA	Overlapping wavelength-tunable vertical cavity surface-emitting laser (VCSEL) arrays	10-21-2003
6,696,307	USA	Patterned phase shift layers for wavelength-selectable vertical cavity surface-emitting laser (VCSEL) arrays	02-24-2004
6,782,019	USA	VCSEL with heat-spreading layer	08-24-2004
6,471,582	USA	Adapter for coupling air duct to fan-driven vent	10-29-2002
7,010,012	USA	Method and apparatus for reducing specular reflections in semiconductor lasers	03-07-2006
6,765,948	USA	VCSEL assembly with edge-receiving optical devices	07-20-2004
6,560,259	USA	Spatially coherent surface-emitting, grating coupled quantum cascade laser with unstable resonance cavity	05-06-2003
6,746,777	USA	Alternative substrates for epitaxial growth	06-08-2004
6,455,908	USA	Multispectral radiation detectors using strain-compensating superlattices	09-24-2002
6,603,184	USA	Double heterostructure photodiode with graded minority-carrier blocking structures	08-05-2003
6,406,795	USA	Compliant universal substrates for optoelectronic and electronic devices	06-18-2002
6,638,773	USA	Method for fabricating single-mode DBR laser with improved yield	05-31-2002

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PATENT APPLICATIONS

Appl. No.	Country	Title
13/975,867	USA	Heated laser package with increased efficiency for optical transmitter systems
13/893,802	USA	Compact multi-channel optical transceiver module
14/088,883	USA	Aligning and directly optically coupling photodetectors to optical demultiplexer outputs in a multichannel receiver optical subassembly
13/760,533	USA	Thermally shielded multi-channel transmitter optical subassembly and optical transceiver module including same
13/708,569	USA	Thermally isolated multi-channel transmitter optical subassembly and optical transceiver module including same
13/709,195	USA	Multi-channel optical transceiver module including dual fiber type direct link adapter for optically coupling optical subassemblies in the transceiver module
13/644,113	USA	Filtered laser array assembly with external optical modulation and WDM optical system including same
13/595,505	USA	External cavity laser array system and WDM optical system including same
13/357,142	USA	Optically matched laser array coupling assembly for coupling laser array to arrayed waveguide grating
13/357,130	USA	Laser array mux assembly with external reflector for providing a selected wavelength or multiplexed wavelengths
13/543,259	USA	Extended cavity fabry-perot laser assembly capable of high speed optical modulation with narrow mode spacing and WDM optical system including same
13/357,116	USA	Wavelength-selectable laser device providing spatially-selectable wavelength(s)
12/245,008	USA	Reducing cross-modulation in multichannel modulated optical systems
13/916,652	USA	Tunable laser with multiple in-line sections including sampled gratings
14/551,353	USA	Tunable laser with multiple in-line sections including sampled gratings
13/235,976	USA	Receptacle diplexer
14/188,768	USA	Improved optical networking unit (ONU) packaging
14/190,765	USA	Scribe etch process for semiconductor laser chip manufacturing

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14/456,124	USA	Monitoring a multiplexed laser array in an optical communication system
14/672,802	USA	Improved coupling of photodetector array to optical demultiplexer outputs with index matched material
14/248,553	USA	Switched radio frequency (RF) driver for tunable laser with multiple in-line sections
14/312,930	USA	Laser transceiver with improved bit error rate
14/528,011	USA	Transceiver with a thermal AWG DEMUX and thermal AWG MUX
14/665,639	USA	Multichannel receiver optical subassembly with improved sensitivity
14/501,751	USA	Semiconductor laser diode with integrated heating region
14/452,715	USA	Test Fixture with thermoelectric cooler and spring-operated holding
14/465,240	USA	Method and system for alignment of photodector array to optical demultiplexer outputs
14/295,459	USA	Monitoring and controlling temperature across a laser array in a transmitter optical subassembly (TOSA) package
14/661,772	USA	Tunable laser including parallel lasing cavities with a common
14/590,456	USA	Two-section semiconductor laser with modulation-independent grating section to reduce chirp
14/588,608	USA	System, method and fixture for performing both optical power and wavelength measurements of light emitted from a laser diode
14/263,142	USA	Pluggable optical transceiver module
14/482,550	USA	Optical coupling element and optical module having the same
14/504,500	USA	Pluggable optical transceiver module

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